UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 23, 2005 (September 21, 2005)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2005, Wellsford Real Properties, Inc. and subsidiaries (“the Company”) completed the redemption of its 35.21% interest in Wellsford/Whitehall Group, L.L.C. (the “Venture”), a joint venture among the Company and the Whitehall Funds (“Whitehall”), and received proceeds of approximately $8.3 million. After this transaction, the Company has no further investment in the Venture.

The Company has no material relationships with Whitehall or its affiliates after the completion of this transaction.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
		99.1	Press release dated September 22, 2005, announcing the completion of the redemption of the Company’s 35.21% interest in Wellsford/Whitehall Group, L.L.C.
		10.66	Redemption Agreement by and among Wellsford/Whitehall Group, L.L.C. and Wellsford Commercial Properties Trust, dated September 21, 2005.
		10.67	Assignment and Assumption of Membership Interest, by and among Wellsford/Whitehall Group, L.L.C. and Wellsford Commercial Properties Trust, dated September 21, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi Vice President, Chief Accounting Officer
Date: September 23, 2005

Exhibit 99.1
WELLSFORD REAL PROPERTIES, INC. 535 MADISON AVENUE• 26TH FLOOR • NEW YORK • NY 10022 212-838-3400 FAX 212-421-7244
FOR IMMEDIATE RELEASE:
WELLSFORD REAL PROPERTIES, INC. ANNOUNCES REDEMPTION OF WELLSFORD/WHITEHALL JOINT VENTURE INTEREST
NEW YORK, September 22, 2005, Wellsford Real Properties, Inc. (AMEX: WRP) announced today that it has completed the redemption of its 35.21% interest in Wellsford/Whitehall Group, L.L.C. (the “Venture”), a joint venture among WRP and the Whitehall Funds (“Whitehall”), and received proceeds of approximately $8.3 million. WRP expects to report a financial statement pre-tax gain of approximately $5.5 million on the redemption transaction. After this transaction, WRP has no further investment in the Venture.

WRP is a real estate merchant banking firm headquartered in New York City, which acquires, develops, finances and operates real properties, constructs for-sale single family home and condominium developments and organizes and invests in private and public real estate companies.

Whitehall is a private equity fund sponsored by The Goldman Sachs Group Inc.

This press release, together with other statements and information publicly disseminated by WRP, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. Such forward-looking statements involve known risks, uncertainties and other factors which may cause the actual results, performance or achievements of WRP or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of WRP’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: changes to the amount of gain reported as such amount is based upon preliminary information; and other risks listed from time to time in WRP’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:	Mark P. Cantaluppi Wellsford Real Properties, Inc. Vice President – Chief Accounting Officer & Director of Investor Relations (212) 838-3400

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